
VIRTUAL
INTERACTIVE
TECHNOLOGIES
CARMAGEDDON
CRASHERS
INTERPLANETARY
ENHANCED EDITION
CARMAGEDDON
MAX DAMAGE
CATCH & RELEASE
WORBITAL

VIRTUAL INTERACTIVE TECHNOLOGIES CORP

Spring 2022 Presentation

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements made in this presentation are forward looking statements. In some cases, you can identify these statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. Currently, one of the most significant factors is the potential adverse effect of the current COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of VIT, which is substantially influenced by the potential adverse effect of the pandemic on VIT’s customers and suppliers and the global economy and financial markets. The extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Additional factors include, among other things, the risk factors and other cautionary statements included within VIT’s 2020 Form 10-K and VIT’s Form 10-Q for the quarter ended September 30, 2021, as well as other SEC filings and public communications. Moreover, investors are cautioned to interpret many of these factors as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. VIT cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. VIT undertakes no obligation, and specifically disclaims any duty, to update or revise any forward-looking statements to reflect events or circumstances arising after the date on which they were made, except as otherwise required by law.

About Virtual Interactive Technologies

Virtual Interactive Technologies finances the development of video game projects to be released on various popular gaming platforms with an emphasis on mobile gaming, virtual reality, and other new and emerging gaming technologies. We team with existing game developers and form strategic alliances with up-and-coming developers in the gaming world to bring exciting experiences to the gaming marketplace. In addition to our financing solutions, we also offer our own expertise in development solutions, publishing and marketing video game products and we remain actively engaged in finding new trends and technologies in gaming. We are constantly looking for ways to reinvest our royalty income streams into further growing our royalty contracts and intellectual property in the video game development industry. We also look to expand our business through the acquisition of other intellectual properties and companies that share our same philosophy in the gaming space.

THE VIDEO GAMING INDUSTRY IS VERY FRAGMENTED AND FAST CHANGING

- There are 2,400 video gaming companies worldwide.
- The market includes some very large, well capitalized companies (Sony, Microsoft) and some very small companies (Virtual Interactive Technologies).
- Trends and demographics are in a constant state of change.
  - The market was once dominated by PC and Console and now mobile gaming is the largest category.
  - Virtual Reality and Augmented Reality are becoming a rapidly growing category as well as E-Sports Gaming.
  - Blockchain Technologies are becoming a big part of the gaming world via crypto currencies and NFT’s (non-fungible tokens).
  - Age group, gender, and nearly every measure of demographics is also in a constant state of change.

NEW TECHNOLOGIES AND CHANGING DEMOGRAPHICS CREATES OPPORTUNITY

- The proliferation of mobile phones has caused a huge boost to the video gaming industry.
- An estimated $120 billion will be spent on mobile games in 2021. This is 20% up from the previous year. (*Source: App Annie 2021*)
- It is also projected that mobile gaming will become 3.1x larger than console gaming and 2.8x larger than PC gaming. (*Source: Taylor 2020*)
- Blockchain technology has led to the advent of NFT's which has facilitated an entirely new revenue opportunity for the Video Gaming Industry.
- E-Sports Gaming has also become a huge new category for video gaming.
  - E-sports has continued its rapid global growth with revenues exceeding $1 billion and audiences of more than 443 million across the globe. (Forbes/Green Man Gaming 2019)
- Player demographics continue to be fluid in the gaming industry. They are affected immensely by the new technologies and evolving trends within the industry which creates both challenges and opportunity for gaming companies.

VIRTUAL INTERACTIVE TECHNOLOGIES – WHAT SETS US APART

- Our goal is to stay lean.
  - We don't maintain large office space or overhead.
  - Our staff is big enough to fuel our growth but small enough to not diminish margins.
  - We hire design teams, consultants and advisors where appropriate.
- We form strategic partnerships with other up and coming game development companies.
  - We do not support a large staff of coders and developers. Instead, we team with others on game development through revenue share or royalty agreements.
  - We typically provide capital for the development side with a preferential payback.
- We are nimble regarding adapting to changing technologies.
  - We have experience in PC, Console, Mobile and the Virtual Reality categories.
  - As we stated we have current partnerships and plan to develop additional strategic partnerships that bring us the best chance to adapt to the changing technological advances in the Gaming Industry. Whether its NFT's, Crypto Gaming, VR, AI, Esports Gaming or any other advances that come to the industry we will be in a position to take advantage of those trends.

OUR CREATIONS SO FAR………

- Virtual Interactive Technologies currently has 5 game titles in its portfolio.
  - Carmegeddon-Max Damage is a reincarnation of an award-winning game released in 1997. The game is currently owned by THQ Nordic but VIT maintains royalty rights to the game and is continuing to collect those royalties.
  - Carmegeddon-Crashers is mobile version off-shoot which is also owned by THQ which VIT also maintains royalty rights to.
  - Worbital is a real-time interplanetary war game. VIT maintains royalty rights.
  - Interplanetary-Enhanced Edition is turn based interplanetary strategic artillery game. We also maintain royalty rights.
  - Catch and Release is our first foray into the virtual reality gaming market. The game has maintained Very Positive ratings on Steam.com platform since its initial release in 2018. We continue to collect revenues on the game.

Powering The Next Generation Of Gaming



- WE HAVE BIG PLANS FOR THE FUTURE
  - Its time to take our experience and strategic partnerships to the next level.
    - We are moving forward on the creation of new projects and delivering on our commitment to become more active in the mobile gaming space.

- We are teaming up with Duane “Dog” Chapman aka “Dog the Bounty Hunter” to develop several games centered around his persona. Dog has amassed a large following on social media and has millions of fans throughout the world. We’re already hard at work on the first project.

- We are also in early-stage development on a mobile version of our very popular VR title Catch and Release. We are looking to expand on the success of Catch and Release and in the process, we hope to leverage that success into franchise with more titles to come. The game is in the early stages of development but will offer the choice of using crypto currencies for in-app purchases.

- We are also looking at several projects in the Augmented Reality, and Esports Gaming space. More to come on that later……..

THE GOOD, THE BAD, AND THE OPPORTUNITIES

STRENGTHS

- Experienced management
- Strong strategic partners
- Existing portfolio of games
- Nimble due to outsourcing of coding and development work

WEAKNESSES

- Not as well capitalized as larger competitors
- Less well know than many competitors
- Minimal in-house development capability
- Marketing budgets

OPPORTUNITIES

- High growth markets
- New technologies providing new revenue opportunities
- M/A activity accelerating in the space

THREATS

- Increased competition from much larger competitors
- Need to access to growth capital
- Economic concerns
- Regulatory issues in newer technologies

VIDEO GAMING INDUSTRY SIZE

- The global gaming market in 2021 was $175.8 billion USD. (*Source: New Zoo/Globalgamesreport*)
- By 2025 the global gaming market is estimated to be $268.8 billion USD. (*Source: Statista*)
- There were approximately 80 billion mobile game downloads in 2020. (*Source: App Annie*)



newzoo
2021 Global Games Market
Per Device & Segment With Year-on-Year Growth Rates
Mobile
$90.7Bn
+4.4% YoY
Tablet Games
$11.6Bn
+2.0% YoY
Smartphone Games
$79.0Bn
+4.7% YoY
52%
45%
7%
1%
19%
20%
28%
28%
2021 TOTAL
$175.8Bn
-1.1%
YoY
PC
$35.9Bn
-1.7% YoY
Browser PC Games
$2.6Bn
-18.0% YoY
Boxed/ Downloaded PC Games
$33.3Bn
-1.4% YoY
Console
$49.2Bn
-8.9% YoY
$90.7Bn
Mobile game revenues in 2021 will account for 52% of the global market
Source: ©Newzoo | Global Games Market Report | April 2021
newzoo.com/globalgamesreport

MARKET SIZE CONTINUED

- There were 2.69 billion video game players worldwide in 2020. (*Source: FinanceOnline*)
- There were 1.75 billion monthly mobile gamers in 2020. (*GameAnalytics*)
- Three-quarters of US households own a device they use to play a video game. (*Source: Gamesindustry.biz*)
- Two of every five people across the world is a gamer. (*Source: FinanceOnline*)
- Over 227 million people in the US play video games one to a few hours per week. (*Source: ESA*)


Number of active video gamers worldwide - 2015 to 2023
in billions
Number of games in billions
0
1
2
3
4
1.99
2.11
2.26
2.42
2.55
2.69
2.81
2.95
3.07
2015
2016
2017
2018
2019
2020
2021
2022
2023
Designed by FinancesOnline

COMPETITION IN A FRAGMENTED MARKET LENDS ITSELF TO OPPORTUNITY

- There are clearly some very large players in the space. Many of them are household names: Nintendo Corporation, Electronic Arts, Activision Blizzard, Take-Two Interactive, Tencent Holdings.
- The fragmented space, large addressable market and technology innovation leaves plenty of opportunity for smaller players like ourselves.
- The industry has been ripe for M & A activity and some 67% of video game executives believe that the number of mergers and acquisitions within the industry will increase. (*Source: EY 2021*)

Major Gaming Acquisitions Since 2014

Acquirer	Date	Target and Sector	Deal Value (US$)
Facebook	Apr. 2014	Oculus - VR	$3.0 Billion
Amazon	Aug. 2014	Twitch - Streaming	$1.0 Billion
Microsoft	Nov. 2014	Mojang - Games	$2.5 Billion
Activision Blizzard	Feb. 2016	King - Games	$5.9 Billion
Tencent	Jun. 2016	Supercell - Games	$8.6 Billion
Embracer Group	Feb. 2020	Saber Interactive - Games	$0.5 Billion
Microsoft	Sep. 2020	ZeniMax Media - Games	$7.5 Billion
Take-Two Interactive	Nov. 2020	Codemasters - Games	$1.0 Billion

Source: Visual Capitalist 2020

OUR TEAM

➢ Jason Garber, CEO and Director

- Mr. Garber is a founder of Virtual Interactive Technologies (VIT). Mr. Garber has spent the last 20 years of his career producing videogames. He has also been investing in a number of video gaming projects over the last five years. Being involved with a long list of games, he is keenly aware of the many disciplines involved with regards to development and publishing that are necessary to make videogames successful. With the new technological developments taking place with VR, NFT, metaverse, new IPs, consoles and game designs Mr. Garber sees incredible opportunities ahead for VIT to make a big impact in the video gaming industry.

➢ Peter Anthony "Tony" Chiodo, VP Business Development and Gaming Concepts

- Mr. Chiodo has 30+ years of experience in the video gaming space. His experience includes Award-winning Product Development and UX/UI Director, Product Manager and Designer, Certified Change Management Practitioner (Prosci), Product Development Director and Internal Studio Manager. Mr. Chiodo has worked for a number of companies in the gaming space including Microsoft Corporation (Xbox), Destineer Games, WGU, Soul and Vibe Entertainment, Inc./Soul and Vibe Publishing, Inc., and Progressive Leasing (Fin Tech). He has also consulted to several video gaming companies such as Victura (Six Days In Fallujah), MEGU Games.

➢ Attila Camdeviren, VP Creative Development & Project Management

- Mr. Camdeviren has been a team member at Virtual Interactive Technologies (VIT) since April of 2016. Prior to joining VIT worked for several video gaming companies including, Jake-Digital Branding, eelusion GmbH, Stainless Games Ltd and Happy Tuesday UG. Mr. Camdeviren is also the CO-Founder and Managing Director at Hammer Slammer Games GmbH in Berlin, Germany. Mr. Camdeviren's many years of experience as a coder, visual content artist, publisher and producer in the gaming industry have been a valuable asset to VIT.

COMPANY ADVISORS

➢ Noble DraKoln, Advisory Board Member

- Mr. DraKoln has been involved in multiple tech startups as a consultant, investor and C-suite executive. As an NFT/blockchain game developer over the past two years he has been deeply involved helping assist new blockchain projects come to life and has co-created an innovative music NFT/blockchain project called BANDRoyalty.com. He is also the founder of WarePlay Games Inc. Mr. DraKoln started out as a futures/commodities broker at the age of nineteen trading the E-mini S&P, gold futures contracts, and treasury bond strips. Since that time, he has authored the Wiley & Sons published best-selling books Winning the Trading Game and Trade Like a Pro. Over the span of his twenty-year career, he has traded S&P 500 contracts, various options, and futures for himself and clients. His books have been translated into multiple languages, he has been a keynote speaker around the world, contributing writer to Forbes, Futures Magazine, along with dozens of other financial magazines, and a radio and T.V. financial commentator on Bloomberg and Fox Business News.

➢ Saad Hameed, Advisory Board Member

- Mr. Hameed is the CEO and Co-Founder of Game District. Game District is 300+ person global video gaming company that provides its customers with fully integrated solutions for video game development. From the initial concept of a game to strategy, architecture, design, development, release, marketing, and everything in-between, Game District helps their customers bring their ideas to life. Game District has worked with a number of high-profile brands including the NFL, LEGO, The Hobbit, Jurassic Park and others. Game District has produced many of its own titles in the Action, Simulation and Hyper-Casual categories and they are working on a Play-to-Educate initiative for kids under their new brand. Game District has experienced rapid growth over the past couple of years and through their network of brands has now grown to more that 1Billion+ users. Mr. Hameed is a serial entrepreneur and has built multiple companies from the ground-up. He occasionally speaks at various gaming conferences some of which have included GameSummit USA, Casual Connect UK, and DGC. He is passionate about mentoring and funding new mobile game startups and helping to provide the new generation of developers with a clear direction and guidance so they can carve out a path for themselves.

SUMMARY

- We finance and develop video games across many genres, platforms, and markets.
- Virtual Interactive uses it's teams many years of experience to evaluate and execute on opportunities that will bring value to our shareholders.
- We form strategic partnerships with experienced developers to bring exciting and engaging games to the video gaming marketplace.
- Our company focuses on emerging trends and technologies as they come to the market so that our products are capitalizing on both existing and newly created revenue streams.
- We stay lean and we remain nimble so that we are spending our capital in places that provide value to our shareholders.
- The Video game industry is big and getting bigger which provides us with a backdrop for many opportunities to create value for our company.
- We are positioning the company to become more aggressive in the space in general but particularly in mobile gaming and other emerging categories within the industry.

CAPITALIZATION

Total Shares Outstanding	6,817,784
Series A Preferred	50,000
Series B Preferred	595,612
Management	15%

Debt:

Note to Related Party	$741,030
Other Notes	$235,000

FINANCIALS

Virtual Interactive Technologies Corp.
Consolidated Balance Sheets
As of September 30, 2021 and 2020

	September 30, 2021	September 30, 2020
ASSETS		
CURRENT ASSETS:		
Cash and cash equivalents	$ 251,064	$ 36,244
Royalties receivable	115,830	171,096
Interest receivable	3,340	1,586
Note receivable	25,000	25,000
Total current assets	$ 395,234	$ 233,926
Convertible note receivable	7,500	-
TOTAL ASSETS	$ 402,734	$ 233,926
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)		
CURRENT LIABILITIES:		
Accounts payable and accrued liabilities	$ 37,014	$ 7,070
Accounts payable, related party	-	9,994
Notes payable, net of discounts	62,375	10,000
Interest payable	2,091	921
Total current liabilities	101,480	27,985
LONG-TERM LIABILITIES:		
Note payable, related party	741,030	741,030
Interest payable, related party	167,597	118,263
Total long-term liabilities	908,627	859,293
Total liabilities	1,010,107	887,278
Commitments and contingencies	-	-
STOCKHOLDERS' EQUITY (DEFICIT)		
Series A Preferred Stock, $ 0.01 par value; 10,000,000 authorized; 50,000 shares issued and outstanding	500	500
Series B Convertible Preferred Stock $ 0.01 par value; 10,000,000 authorized; 595,612 shares issued and outstanding	5,956	5,956
Common stock, $ 0.001 par value; 90,000,000 shares authorized, 6,900,284 and 6,817,784 shares issued and outstanding as of September 30, 2021 and 2020	6,900	6,817
Additional paid-in-capital	4,518,347	4,353,430
Accumulated deficit	(5,139,076)	(5,020,055)
Total stockholders' equity (deficit)	(607,373)	(653,352)
Total liabilities and stockholders' equity (deficit)	$ 402,734	$ 233,926

OTC: VRVR

OUR STOCK INFORMATION

OTC Pink Symbol	VRVR
Total Shares Outstanding	6,817,784
Warrants/Options	None
Recent Price (01/04/2022)	$2.58
Market Capitalization	$17,589,882
Trading Range (52 weeks)	$1.10---$3.45
Average Daily Volume (3 Months)	751
EPS	$.005


VIRTUAL
INTERACTIVE
TECHNOLOGIES
CARMAGEDDON
CRASHERS
INTERPLANETARY
ENHANCED EDITION
CARMAGEDDON
MAX DAMAGE
CATCH & RELEASE
WORBITAL

THANK YOU!

Virtual Interactive Technologies Corp
600 17th Street, Suite 2800 South
Denver , CO 80202

Contact: Bruce Nurse *Investor Relations*
(303)-919-2913
www.vrvrcorp.com